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                                                                   EXHIBIT 10.20

                SETTLEMENT AGREEMENT AND COVENANT NOT TO EXECUTE

     THIS SETTLEMENT AGREEMENT AND COVENANT NOT TO EXECUTE (this "Agreement"), dated as of August 1, 2002, is made by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), and GREAT LAKES AVIATION, LTD., an Iowa corporation ("Great Lakes").

                              W I T N E S S E T H:

     WHEREAS, FINOVA is a commercial finance and leasing company headquartered in Scottsdale, Arizona; and

     WHEREAS, FINOVA, among other things, leases commercial aircraft to airlines and other aircraft operators; and

     WHEREAS, Great Lakes operates as a commercial passenger airline certified by the U.S. Federal Aviation Administration; and

     WHEREAS, FINOVA, as lessor, and Great Lakes, as lessee, are parties to a Lease Agreement [N281UE] dated as of October 19, 1995, as thereafter supplemented and amended (the "N92GL Lease"), concerning the lease of an Embraer model EMB-120RT aircraft, bearing manufacturer's serial number 120.092 and current U.S. Registration No. N92GL, together with two (2) Pratt & Whitney model PW-118 aircraft engines associated therewith (the "N92GL Aircraft"); and

     WHEREAS, one or more "Events of Default" (as defined by the N92GL Lease) have occurred and are continuing; and

     WHEREAS, as a result of (a) such Events of Default and (b) disputes arising in connection with another aircraft lease agreement between FINOVA and Great Lakes (the "Other Great Lakes Lease"), FINOVA filed a two-count complaint (the "Complaint") against Great Lakes in the United States District Court for the District of Arizona (the "Court"), Case No. CIV 02-0362-PHX-SMM; and

     WHEREAS, in Count Two of the Complaint, FINOVA alleges that Great Lakes owes FINOVA, pursuant to the N92GL Lease, the amount of $1,239,288.56 plus interest accruing on the unpaid balance thereof at the "Overdue Rate" (as defined by the N92GL Lease) from and after February 20, 2002; and

     WHEREAS, FINOVA is negotiating an agreement with another entity for the re-lease of the N92GL Aircraft (the "New Lease"), which (should such New Lease become effective) will reduce the amounts owing by Great Lakes under the N92GL Lease; and

     WHEREAS, FINOVA and Great Lakes wish to memorialize their agreement concerning, among other things: (a) the return to FINOVA of the N92GL Aircraft, including the

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identity of the aircraft engines which shall be attached thereto, (b) the exchange of engine titles which will be required to allow for such a return of the N92GL Aircraft by Great Lakes; (c) the determination of the total remaining amount owing by Great Lakes pursuant to the N92GL Lease and Count Two of the Complaint; (d) reducing such amount to a judgment on Count Two as entered by the Court; and (e) FINOVA's covenant to refrain from executing upon such judgment so long as Great Lakes makes payments owing to FINOVA pursuant to this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, FINOVA and Great Lakes hereby agree as follows:

     1.   Definitions.

          (a) All of the definitions set forth in the above recitals are hereby incorporated in this Section 1 as if fully set forth herein.

          (b) Unless otherwise defined in this Agreement, all capitalized terms appearing herein shall have the meaning as set forth in the N92GL Lease.

     2. Return of the N92GL Aircraft to FINOVA. FINOVA and Great Lakes hereby acknowledge that Great Lakes has returned to FINOVA the N92GL Aircraft, including two (2) Pratt & Whitney model PW-l18 aircraft engines bearing manufacturer's serial numbers 115434 ("Engine 115434") and 115491 ("Engine 115491"). FINOVA hereby agrees that, subject to Great Lakes' satisfaction of its obligations pursuant to this Agreement, such delivery on the part of Great Lakes was performed in full and complete compliance with the return condition requirements of the N92GL Lease, including, without limitation, Section 6 thereof.

     3. Termination of N92GL Lease, The N92GL Lease is hereby terminated (subject to the satisfaction of all of the conditions precedent to the effectiveness of this Agreement, as set forth in Section 9 hereof). To the extent requested by FINOVA: (a) Great Lakes shall execute all documents (prepared by FINOVA at its expense) which are reasonably required to terminate the N92GL Lease as a matter of record at the Federal Aviation Administration; and (b) shall make all payments and perform all other acts reasonably required to release the N92GL Aircraft from any liens or encumbrances (including, without limitation, mechanics liens) attached to the N92GL Aircraft which were created by or through Great Lakes.

     4.   Engine Title Swap.

          (a) Engine 115434 (which is being delivered to FINOVA pursuant to Section 2 hereof) already is owned by FINOVA, but is subject to the Other Great Lakes Lease. FINOVA and Great Lakes shall execute all documents reasonably required to release Engine 115434 from the Other Great Lakes Lease.

          (b) Engine 115491 (which also is being delivered to FINOVA pursuant to Section 2 hereof) is owned by Great Lakes. Contemporaneously with the execution of this Agreement, Great Lakes shall convey to FINOVA, free and clear of all liens and encumbrances, title to Engine 115491 by executing and delivering to FINOVA the Engine Bill of Sale in the

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form attached hereto as Exhibit "A" (the "Bill of Sale 115491"). FINOVA accepts
Engine 115491 "as is, where is," as more fully set forth in the Bill of Sale 115491.

          (c) FINOVA owns a separate Pratt & Whitney model PW-118 engine bearing manufacturer's serial number 115484 ("Engine 115484"). FINOVA hereby agrees to transfer to Great Lakes title to Engine 115484 (and Great Lakes agrees to accept such title) in exchange for obtaining title to Engine 115491. Contemporaneously with the execution of this Agreement, FINOVA shall convey to Great Lakes, free and clear of all liens and encumbrances, title to Engine 115484 by executing and delivering to Great Lakes the Engine Bill of Sale in the form attached hereto as Exhibit "B" (the "Bill of Sale 115484"). Great Lakes accepts Engine 115484 "as is, where is," as more fully set forth in the Bill of Sale 115484.

     5. Determination of Remaining Amount Owing Under N92GL Lease. After (a) taking into account all amounts owing by Great Lakes pursuant to the N92GL Lease (as alleged in Count Two of the Complaint) and (b) applying all proper offsets and adjustments (including, without limitation (i) the amount of all shortfalls and overages resulting from the condition of the N92GL Aircraft upon its return to FINOVA pursuant to Section 2 hereof and (ii) the amount of rent to be received by FINOVA pursuant to the New Lease), FINOVA and Great Lakes hereby agree that the remaining amount owing by Great Lakes to FINOVA under the N92GL Lease is (and shall be fixed at) $722,089.99 (the "Remaining N92GL Debt") plus interest which shall accrue on the balance thereof at the rate often percent (10%) per annum from the date hereof until paid in full.

     6.   Entry of Stipulated Judgment.

          (a) The parties hereto agree to stipulate to the entry of a judgment on Count Two of the Complaint in the amount of the Remaining N92GL Debt plus interest at the rate of ten percent (10%) per annum. Contemporaneously with the execution of this Agreement, legal counsel for each of the parties hereto shall
(i) execute and file with the Court a Stipulation for the Entry of Judgment in the form attached hereto as Exhibit "C" (the "Stipulation") and (ii) perform all other acts reasonably required to effect the entry by the Court of the judgment requested in the Stipulation (the "Judgment").

          (b) The parties hereto agree that all claims, defenses and offsets alleged and which could have been alleged by either FINOVA or Great Lakes arising out of or otherwise concerning (a) the N92GL Lease or (b) any actions taken (or not taken) by FINOVA or Great Lakes in connection with the the N92GL Lease shall be merged into the Judgment and are otherwise fully released.

          (c) Notwithstanding anything to the contrary herein, nothing in this Agreement shall affect or constitute a waiver of FINOVA's right to prosecute Count One of the Complaint or Great Lakes' right to assert defenses against liability under Count One; provided, however, that FINOVA hereby agrees to work with Great Lakes in good faith to try to re-lease the aircraft subject to the Other Great Lakes Lease.

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     7.   Covenant not to Execute upon Judgment.

          (a) So long as a Payment Default (as defined in Section 8(c) hereof) does not occur, FINOVA shall not (i) take any action to domesticate or enforce the Judgment in any state or federal court, including, but not limited to, causing any writs of execution, garnishment or attachment to be issued, served or recorded, (ii) perform any act to create a judgment lien on any assets of Great Lakes in enforcement of the Judgment or (iii) take any other acts to collect upon or enforce the Judgment.

          (b) Immediately upon the occurrence of a Payment Default and without further notice to any person or entity: (i) Section 7(a) hereof shall be of no further force and effect; and (ii) FINOVA may take any and all steps allowed at law to collect upon or otherwise enforce its rights under the Judgment. Any payments made to FINOVA pursuant to Section 8(a) hereof shall be applied as an offset against (and in satisfaction to the extent of the payment of) the amounts owing pursuant to the Judgment.

     8.   Payment Obligations.

          (a) As a condition to FINOVA agreeing and continuing to forbear from the enforcement of the Judgment pursuant to Section 7(a) hereof, Great Lakes hereby agrees to satisfy the Remaining N92GL Debt by making forty-eight (48) consecutive monthly payments of principal and interest in the amount of $18,314.07 each month (each, a "Required Payment," and collectively, the "Required Payments") pursuant to the payment schedule attached hereto as Exhibit "D." Each Required Payment shall be due on the first day of each month (commencing on September 1, 2002) and shall continue until the Remaining N92GL Debt (including interest) is fully satisfied.

          (b) All of the Required Payments owing to FINOVA pursuant to Section 8(a) hereof shall be made by the wire-transfer of immediately-available funds (in United States Dollars) to the following account:

          Bank:              Fleet Bank CT
          ABA No.:           011900571
          Account Name:      FCC-Scottsdale Administration
          Account No.:       9429024663
          Reference:         Great Lakes/N92GL

Any Required Payment owing on a day other than a Business Day (as defined in the N92GL Lease) shall be owing on the next Business Day.

          (c) Great Lakes shall be in default of its payment obligations pursuant to this Agreement (a "Payment Default") should Great Lakes fail to make any Required Payment owing to FINOVA within three (3) Business Days after Great Lakes' receipt of written notice (pursuant to the requirements of Section 15 hereof) informing Great Lakes of its failure to make such Required Payment.

          (d) Great Lakes, without penalty, shall have the right at any time to prepay part or all of the principal balance of the Remaining N92GL Debt (plus any accrued but unpaid

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interest) existing as of such time. In the case of a partial prepayment, the amount of the Required Payments owing pursuant to Section 8(a) hereof will remain the same until the Remaining N92GL Debt is repaid in full, with such payments being applied first to accrued interest and then to principal.

     9. Effectiveness of Agreement. This Agreement shall become effective immediately upon the occurrence of all of the following events:

          (a) Great Lakes shall have executed and delivered to FINOVA the Bill of Sale 115491;

          (b) FINOVA shall have executed and delivered to Great Lakes the Bill of Sale 115484;

          (c) The New Lease shall have been fully executed and shall have become effective pursuant to the terms thereof; and

          (d) The parties' legal counsel shall have executed and filed with the Court the Stipulation.

     10. Captions. All captions and section headings used in this Agreement are for convenience only and shall not in any manner be deemed to limit or restrict the context of the section to which they relate.

     11.  Applicable Law, Jurisdiction and Waiver of Jury Trial.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY AND BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA.

          (b) ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE MARICOPA COUNTY SUPERIOR COURT FOR THE STATE OF ARIZONA OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, SITTING IN PHOENIX, ARIZONA. GREAT LAKES HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION AND VENUE IN EITHER OF SUCH COURTS, AND EXPRESSLY WAIVES THE RIGHT TO SEEK THE TRANSFER OF VENUE BASED UPON INCONVENIENCE.

          (c) THE PARTIES TO THIS AGREEMENT HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT, WHETHER SUCH ACTION IS BASED ON BREACH OF CONTRACT, TORT, OR ANY OTHER LEGAL OR EQUITABLE THEORY.

     12. Entire Agreement. This Agreement (together with the exhibits hereto and documents referenced herein) shall constitute the entire agreement among FINOVA and Great

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Lakes with respect to the transactions contemplated herein, supersedes in its entirety any prior agreements, whether oral or in writing, of FINOVA and Great Lakes, and shall not in any manner be supplemented, amended or modified except by a written instrument executed on behalf of the parties by their duly authorized representatives.

     13. Waivers. The waiver by any party hereto of performance of any term, covenant or condition of this Agreement in a particular instance shall not constitute a waiver of any subsequent breach or preclude such party from thereafter demanding performance thereof according to the provisions herein.

     14. Counterparts and Faxed Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be an original, but all of which together shall constitute the same instrument. A signature to this Agreement transmitted by facsimile shall have the same legal effect as the original thereof.

     15. Notice Requirements. Except as otherwise specifically provided to the contrary herein, all demands, notices and other communications allowed or required pursuant to this Agreement shall be given in English, in writing and shall be deemed to have been duly given when personally delivered, delivered by a nationally-recognized courier service, or sent via facsimile (provided that, in the case of a facsimile transmission, the transmission must be followed as soon as possible by a personal delivery or delivery by courier) to either party as follows:

         If to FINOVA:      FINOVA Capital Corporation
                            FINOVA Corporate Center
                            4800 North Scottsdale Road
                            Scottsdale, Arizona 85251
                            Attention: Vice President-Operations
                                       Management/Transportation Finance and
                                       Vice President-Assistant General Counsel!
                                       Transportation Finance
                            Facsimile: 480-636-6729

         If to Great Lakes: Great Lakes Aviation, Ltd.
                            1022 Airport Parkway
                            Cheyenne, Wyoming 82001
                            Attention: President
                            Facsimile: 307-634-3275

or such other address as any party may notify in writing to the other.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have caused this Settlement Agreement and
Covenant Not to Execute to be executed by their duly authorized representatives as of the date first stated above.

                             FINOVA CAPITAL CORPORATION, a Delaware corporation

                             By:  /s/ Pamela M. Hart
                                  ----------------------------------------------

                             Name:  Pamela M. Hart
                                    --------------------------------------------

                             Title: Vice President
                                    --------------------------------------------


                             GREAT LAKES AVIATION, LTD., an Iowa corporation


                             By:  /s/ Douglas G. Voss
                                  ----------------------------------------------

                             Name:  Douglas G. Voss
                                    --------------------------------------------

                             Title: President
                                    --------------------------------------------